Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc. Names of Underwriting Syndicate Members:	Goldman,
Sachs & Co.; Allen & Company LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC
Name of Issuer:	Coupons.com Inc
Title of Security:	COUPONS.COM INC
Date of First Offering:	03/07/2014
Dollar Amount Purchased:	16,912
Number of Shares or Par Value of Bonds Purchased:	1,057
Price Per Unit:	16.00
Resolution Approved:  	Approved at the June 12, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From: Merrill Lynch, Pierce, Fenner & Smith, Inc.Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC
Name of Issuer:	Coupons.com Inc
Title of Security:	COUPONS.COM INC
Date of First Offering:	03/07/2014
Dollar Amount Purchased:	2,476,672
Number of Shares or Par Value of Bonds Purchased:	154,792
Price Per Unit:	16.00
Resolution Approved:  	Approved at the June 12, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.Names of Underwriting Syndicate Members:	Goldman,
Sachs & Co.; Allen & Company LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC
Name of Issuer:	Coupons.com Inc
Title of Security:	COUPONS.COM INC
Date of First Offering:	03/07/2014
Dollar Amount Purchased:	502,144
Number of Shares or Par Value of Bonds Purchased:	31,384
Price Per Unit:	16.00
Resolution Approved:  	Approved at the June 12, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.Names of Underwriting Syndicate Members:	Goldman,
Sachs & Co.; JMP Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co; Stephens Inc.; William Blair & Company, L.L.C.
Name of Issuer:	Aerohive Networks Inc
Title of Security:	AEROHIVE NETWORKS, INC.
Date of First Offering:	03/28/2014
Dollar Amount Purchased:	34,390
Number of Shares or Par Value of Bonds Purchased:	3,439
Price Per Unit:	10.00
Resolution Approved:  	Approved at the June 12, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Guggenheim Securities, LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; UBS Securities LLC
Name of Issuer:	Sprouts Farmers Market Inc
Title of Security:	SPROUTS FMRS MKT INC
Date of First Offering:	03/28/2014
Dollar Amount Purchased:	9,569,036
Number of Shares or Par Value of Bonds Purchased:	283,527
Price Per Unit:	33.75
Resolution Approved:  	Approved at the June 12, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.Names of Underwriting Syndicate Members:	Goldman,
Sachs & Co.; JMP Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co; Stephens Inc.; William Blair & Company, L.L.C.
Name of Issuer:	Aerohive Networks Inc
Title of Security:	AEROHIVE NETWORKS, INC.
Date of First Offering:	03/28/2014
Dollar Amount Purchased:	5,165,040
Number of Shares or Par Value of Bonds Purchased:	516,504
Price Per Unit:	10.00
Resolution Approved:  	Approved at the June 12, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Inc.; Cowen And Company, LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.
Name of Issuer:	OPOWER Inc
Title of Security:	OPOWER, INC.
Date of First Offering:	04/03/2014
Dollar Amount Purchased:	17,233
Number of Shares or Par Value of Bonds Purchased:	907
Price Per Unit:	19.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Inc.; Cowen And Company, LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.
Name of Issuer:	OPOWER Inc
Title of Security:	OPOWER, INC.
Date of First Offering:	04/03/2014
Dollar Amount Purchased:	2,609,346
Number of Shares or Par Value of Bonds Purchased:	137,334
Price Per Unit:	19.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Allen & Company LLC; Canaccord Genuity Inc.; Cowen And Company, LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.
Name of Issuer:	OPOWER Inc
Title of Security:	OPOWER, INC.
Date of First Offering:	04/03/2014
Dollar Amount Purchased:	489,782
Number of Shares or Par Value of Bonds Purchased:	25,778
Price Per Unit:	19.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Jefferies LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Canaccord Genuity Inc.; Jefferies LLC; Robert W Baird & Co Inc.; William Blair & Company, L.L.C.
Name of Issuer:	Exact Sciences Corp
Title of Security:	EXACT SCIENCES CORP
Date of First Offering:	04/04/2014
Dollar Amount Purchased:	4,301,072
Number of Shares or Par Value of Bonds Purchased:	337,339
Price Per Unit:	12.75
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; JMP Securities LLC; Keefe, Bruyette & Woods, Inc.; Morgan Stanley & Co. LLC; Sanford C Bernstein & Co LLC; UBS Securities LLC
Name of Issuer:	Moelis & Co
Title of Security:	MOELIS & COMPANY LLC
Date of First Offering:	04/16/2014
Dollar Amount Purchased:	6,628,575
Number of Shares or Par Value of Bonds Purchased:	265,143
Price Per Unit:	25.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BMO
Capital Markets Corp.; Cowen And Company, LLC; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; SunTrust Robinson Humphrey, Inc.; Telsey Advisory Group LLC; Wells Fargo Securities, LLC
Name of Issuer:	Burlington Stores Inc
Title of Security:	BURLINGTON STORES INC
Date of First Offering:	04/30/2014
Dollar Amount Purchased:	3,121,389
Number of Shares or Par Value of Bonds Purchased:	121,219
Price Per Unit:	25.75
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	KeyBanc Capital Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Compass Point Research & Trading, LLC; JMP Securities LLC; KeyBanc Capital Markets Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; Robert W Baird & Co Inc.; Stifel, Nicolaus & Company, Inc.
Name of Issuer:	Terreno Realty Corp
Title of Security:	TERRENO REALTY CORPORATION
Date of First Offering:	05/22/2014
Dollar Amount Purchased:	17,968,342
Number of Shares or Par Value of Bonds Purchased:	1,012,301
Price Per Unit:	17.75
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; Global Hunter Securities, LLC; Howard Weil Incorporated; J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; Simmons & Company International; Stephens Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Parsley Energy Inc
Title of Security:	PARSLEY ENERGY, INC.
Date of First Offering:	05/23/2014
Dollar Amount Purchased:	16,275,098
Number of Shares or Par Value of Bonds Purchased:	879,735
Price Per Unit:	18.50
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC Names of Underwriting Syndicate Members:	Goldman, Sachs &
Co.; Credit Suisse Securities (USA) LLC; Global Hunter Securities, LLC; Howard Weil Incorporated; J.P. Morgan Securities LLC; Macquarie Capital
(USA) Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; Simmons
& Company International; Stephens Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Parsley Energy Inc
Title of Security:	PARSLEY ENERGY, INC.
Date of First Offering:	05/23/2014
Dollar Amount Purchased:	40,996
Number of Shares or Par Value of Bonds Purchased:	2,216
Price Per Unit:	18.50
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC Names of Underwriting Syndicate Members:	Goldman, Sachs &
Co.; Credit Suisse Securities (USA) LLC; Global Hunter Securities, LLC; Howard Weil Incorporated; J.P. Morgan Securities LLC; Macquarie Capital
(USA) Inc.; Morgan Stanley & Co. LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; Simmons & Company International; Stephens Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Parsley Energy Inc
Title of Security:	PARSLEY ENERGY, INC.
Date of First Offering:	05/23/2014
Dollar Amount Purchased:	5,908,660
Number of Shares or Par Value of Bonds Purchased:	319,387
Price Per Unit:	18.50
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities
Inc.Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; FBR Capital Markets & Co.; Imperial Capital LLC; J.P. Morgan Securities LLC; Jefferies LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC
Name of Issuer:	Verint Systems Inc
Title of Security:	VERINT SYSTEMS INC
Date of First Offering:	06/13/2014
Dollar Amount Purchased:	7,111,885
Number of Shares or Par Value of Bonds Purchased:	148,940
Price Per Unit:	47.75
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities
Inc.Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; FBR Capital Markets & Co.; Imperial Capital LLC; J.P. Morgan Securities LLC; Jefferies LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC
Name of Issuer:	Verint Systems Inc
Title of Security:	VERINT SYSTEMS INC
Date of First Offering:	06/13/2014
Dollar Amount Purchased:	8,165
Number of Shares or Par Value of Bonds Purchased:	171
Price Per Unit:	47.75
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets
Inc.Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BMO Capital Markets Corp.; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Jefferies LLC; Johnson Rice & Company L.L.C.; KeyBanc Capital Markets Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc; Simmons & Company International; Wells Fargo Securities, LLC
Name of Issuer:	Eclipse Resources Corp
Title of Security:	ECLIPSE RESOURCES CORPORATION
Date of First Offering:	06/20/2014
Dollar Amount Purchased:	27,810
Number of Shares or Par Value of Bonds Purchased:	1,030
Price Per Unit:	27.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Deutsche Bank Securities Inc.; Dougherty & Company LLC; Evercore Group L.L.C.; Morgan Stanley & Co. LLC; Piper Jaffray & Co; RBC Capital
Markets, LLC
Name of Issuer:	Adeptus Health Inc
Title of Security:	ADEPTUS HEALTH INC
Date of First Offering:	06/25/2014
Dollar Amount Purchased:	2,265,824
Number of Shares or Par Value of Bonds Purchased:	102,992
Price Per Unit:	22.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Deutsche Bank Securities Inc.; Dougherty & Company LLC; Evercore Group L.L.C.; Morgan Stanley & Co. LLC; Piper Jaffray & Co; RBC Capital
Markets, LLC
Name of Issuer:	Adeptus Health Inc
Title of Security:	ADEPTUS HEALTH INC
Date of First Offering:	06/25/2014
Dollar Amount Purchased:	820,512
Number of Shares or Par Value of Bonds Purchased:	37,296
Price Per Unit:	22.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Growth and Income Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.Names of Underwriting Syndicate Members:	Goldman,
Sachs & Co.; Barclays Capital Inc.; BMO Capital Markets Corp.; Credit Suisse Securities (USA) LLC; KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Robert W Baird & Co Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	NextEra Energy Partners LP
Title of Security:	NEXTERA ENERGY PARTNERS, LP
Date of First Offering:	06/26/2014
Dollar Amount Purchased:	1,092,050
Number of Shares or Par Value of Bonds Purchased:	43,682
Price Per Unit:	25.00
Resolution Approved:  	Approved at the August 14, 2014 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Blackstone Advisory Partners L.P.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Piper Jaffray & Co; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	Catalent Inc
Title of Security:	CATALENT, INC.
Date of First Offering:	07/30/2014
Dollar Amount Purchased:	31,348,538
Number of Shares or Par Value of Bonds Purchased:	1,529,197
Price Per Unit:	20.50
Resolution Approved:  	Expected to be approved at the December 17-18,
2014 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Blackstone Advisory Partners L.P.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Piper Jaffray & Co; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	Catalent Inc
Title of Security:	CATALENT, INC.
Date of First Offering:	07/30/2014
Dollar Amount Purchased:	20,193
Number of Shares or Par Value of Bonds Purchased:	985
Price Per Unit:	20.50
Resolution Approved:  	Expected to be approved at the December 17-18,
2014 Board Meeting.


	Resolution adopted at the Meeting of the Board of Trustees on June 12, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended March 31, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).




	Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended June 30, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).
	Resolution expected to be adopted at the Meeting of the Board of Trustees on December 17-18, 2014.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended
September 30, 2014 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).